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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: June 16, 2006
                        (Date of earliest event reported)

                                  MCAFEE, INC.
               (Exact Name of Registrant as specified in Charter)

            Delaware               Commission File No.:        77-0316593
  (State or other Jurisdiction          0-20558             (I.R.S. Employer
       of incorporation)                                   Identification No.)

                               3965 Freedom Circle
                          Santa Clara, California 95054
          (Address of Principal Executive Offices, including zip code)

                                 (408) 346-3832
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 16, 2006, McAfee, Inc. (the "Registrant") issued a press release announcing that Charles J. Robel has been appointed to the Registrant's Board of Directors. The Registrant announced that Mr. Robel will also be a member of the Audit Committee of its Board of Directors.

         A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)   Exhibits

99.1     Press Release dated June 16, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MCAFEE, INC.


Date: June 16, 2006                          By:  /s/ Eric F. Brown
                                                  ------------------------------
                                                  Eric F. Brown
                                                  Chief Operating Officer and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Press Release dated June 15, 2006.